UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2020, the Board of Directors (the “Board”) of Franklin Electric Co., Inc. (the “Company”) (i) amended the Bylaws of the Company to permit flexibility in the number of directors, (ii) elected Mr. Victor Grizzle as a director and (iii) appointed Mr. Grizzle as a member of the Board’s Audit Committee. The press release announcing Mr. Grizzle’s election is attached hereto as Exhibit 99.1.

Mr. Grizzle was not selected pursuant to any arrangement or understanding between him and any other person. There has been no transaction, or proposed transaction, since January 1, 2019, to which the Company was or is to be a party, and in which Mr. Grizzle or any member of his immediate family had or is to have a direct or indirect material interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Section 1.1 On January 27, 2020, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”), by amending Article III, Section 3.1 of the Bylaws to read as follows: “The Board of Directors shall consist of at least seven and not more than eleven members, provided that the number of directors may be increased or decreased from time to time by an amendment to these Bylaws or by resolution adopted by the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock outstanding, the directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively, which at all times shall be as nearly equal in number as possible. One class of directors shall be elected annually to serve for a term of three years or until their successors shall have been elected and qualified. The classes and terms of directors shall not be governed by Indiana Code Section 23-1-33-6(c).” The amendment to the Bylaws took effect immediately. A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Franklin Electric Co., Inc.
99.1	Press release - "Franklin Electric Announces Victor Grizzle Elected to be a Director of the Company"
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: January 30, 2020	By	/s/ John J. Haines
John J. Haines
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Franklin Electric Co., Inc.
99.1	Press release - "Franklin Electric Announces Victor Grizzle Elected to be a Director of the Company"
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.